Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

20. Subsequent Events

On January 25, 2012, the Company sold an aggregate of 12,500,000 units to an institutional investor at a negotiated price of $2.034 per unit, with each unit consisting of (i) one share of its common stock (“Common Stock”) and (ii) one warrant to purchase one share of Common Stock, in a registered direct offering for gross proceeds of approximately $25.4 million. The net proceeds to the Company from the sale of the units, after deducting the placement agent’s fees and other estimated offering expenses, was approximately $23.5 million.

The warrants have an exercise price of $2.71 per share, and the warrants can be exercised beginning on the date that is six months and one day after the initial closing date and will expire 24 months after the date on which they become exercisable. In addition, during a ten trading day period approximately five months following the initial closing date of the transaction and during another ten day trading period approximately six months following the initial closing date of the transaction, the Company has the right, subject to certain conditions, to require the investors to purchase in each such period up to an additional 6,250,000 shares of Common Stock, for an aggregate of up to 12,500,000 additional shares of Common Stock. The sale price for the additional shares will be based on a fixed 10% discount to a volume weighted average price measurement at the time the Company exercises each such right. The Company cannot require the investor to purchase more than $100.0 million of additional shares.

On March 6, 2012, the Company entered into the First Amendment to its Revolving Credit Agreement that was previously established on September 30, 2011. The amendment extends the Revolving Termination Date of the agreement to June 1, 2013 (see Note 1, Management Plan Note, as to subsequent event).

The amendment increases all applicable interest rates by 0.50%, such that the revolving cash borrowings under the Agreement now bear interest at (i) the Eurodollar Rate (as defined in the Agreement), plus 2.75% (if the Company’s liquidity is greater than $75.0 million) or 3.25% (if the Company’s liquidity is equal to or less than $75.0 million) per annum, and/or (ii) the base rate (customarily defined), plus 0.50% (if the Company’s liquidity is greater than $75.0 million) or 1.00% (if the Company’s liquidity is equal to or less than $75.0 million) per annum.

The eligible inventory component of the Borrowing Base (as defined in the Agreement) formula remains capped at 30% of the entire Borrowing Base, but the previous limitation on this eligible inventory component increased from 20% of all outstanding revolving extensions of credit to the lesser of $8.0 million or 50% of all outstanding revolving extensions of credit. Also, the required Consolidated Tangible Net Worth (as defined in the Agreement) that the Company must maintain decreased from $400.0 million to $300.0 million.